UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): January 16, 2019

Blockchain Industries, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-51126	88-0355407
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID No.)

730 Arizona Ave., Suite 220 Santa Monica, California
90401
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: 866-995-7521

 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

This Current Report on Form 8-K/A is being filed to correct certain information provided in Item 9.01 of the Current Report on Form 8-K filed by Blockchain Industries, Inc. (the “Company”) on January 22, 2019 that included a prior version of a press release the Company did not disseminate (the “Original Press Release”). The Company is filing this Form 8-K/A to include a copy of the disseminated press release (the “Amended Press Release”) which was published after revising clerical errors, mainly to clarify that the transaction contemplated by the binding letter of intent was not yet consummated.

Item 1.01 Entry into a Material Definitive Agreement.

On January 16, 2019, Blockchain Industries, Inc. (the “Company”) entered into a binding letter of intent (the “Letter of Intent”) with BTHMB Holdings Pte. Ltd., a Singapore corporation (“BTHMB”). The Letter of Intent provides that the Company and BTHMB will negotiate the terms of a certain stock purchase whereby the Seller shall sell that certain number of shares of the Company’s Common Stock (the “Sale Shares”) representing a super majority of the Company’s outstanding shares of Common Stock. At the consummation of the transaction, the Company shall become a subsidiary of BTHMB.

This Letter of Intent may be terminated (a) by mutual written consent, (b) by either party (i) after February 7, 2019 (the “Termination Date”) if a definitive agreement is not executed and delivered by the parties prior to such time, or (ii) if the transaction is enjoined by a court or any governmental body.

The Letter of Intent requires the parties to negotiate and execute a definitive agreement, otherwise the Letter of Intent terminates.

Item 8.01 Other Events.

On January 22, 2019, subsequent to the Original Press Release, the Company issued the Amended Press Release announcing the Letter of Intent. A copy of the Amended Press Release is attached as Exhibit 99.1 hereto.

Item 9.01. Exhibits.

(d) Exhibits

Exhibit No.	Exhibit
99.1	Amended Press Release dated January 23, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Blockchain Industries, Inc.

Date: January 23, 2019	By:	/s/ Patrick Moynihan
Name: Patrick Moynihan Title: Chairman & Chief Executive Officer